                                                                    Exhibit 99.4


                                                                            Monthly Operating Report
--------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.                                     ACCRUAL BASIS
--------------------------------------------
--------------------------------------------
CASE  NUMBER: 400-42144                                                       02/13/95, RWD, 2/96
--------------------------------------------
--------------------------------------------
JUDGE:  Barbara J. Houser
--------------------------------------------

                       UNITED  STATES  BANKRUPTCY  COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                          MONTHLY  OPERATING  REPORT

                         MONTH  ENDING: JUNE 30, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE
UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING
REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING
ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT
AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS
BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ Drew Keith                                                                            Chief Financial Officer
--------------------------------------------                                           -----------------------------
ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                                                       TITLE

Drew Keith                                                                                       7/27/01
--------------------------------------------                                           -----------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                                                 DATE

PREPARER:

/s/ Jessica L. Wilson                                                                     Chief Accounting Officer
--------------------------------------------                                           -----------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                                                                 TITLE

Jessica L. Wilson                                                                                7/27/01
--------------------------------------------                                           -----------------------------
PRINTED NAME OF PREPARER                                                                          DATE

                                                                            Monthly Operating Report
---------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.                                    ACCRUAL BASIS-1
---------------------------------------------
---------------------------------------------
CASE  NUMBER: 400-42144                                                       02/13/95, RWD, 2/96
---------------------------------------------


COMPARATIVE  BALANCE  SHEET


                                                    SCHEDULE              MONTH                 MONTH                MONTH
                                                                 ----------------------------------------------------------------
ASSETS                                               AMOUNT             April 2001            May 2001             June 2001
---------------------------------------------------------------------------------------------------------------------------------
       1.  UNRESTRICTED  CASH                        $     40,098       $            0       $            0        $            0
---------------------------------------------------------------------------------------------------------------------------------
       2.  RESTRICTED  CASH                                             $   20,335,043       $   19,709,019        $   19,306,218
---------------------------------------------------------------------------------------------------------------------------------
       3.  TOTAL  CASH                               $     40,098       $   20,335,043       $   19,709,019        $   19,306,218
---------------------------------------------------------------------------------------------------------------------------------
       4.  ACCOUNTS  RECEIVABLE  (NET)               $  9,006,275       $    7,277,069       $    7,280,954        $    7,231,396
---------------------------------------------------------------------------------------------------------------------------------
       5.  INVENTORY                                 $ 20,429,725       $            0       $            0        $            0
---------------------------------------------------------------------------------------------------------------------------------
       6.  NOTES  RECEIVABLE                                            $    3,000,000       $    3,000,000        $    3,000,000
---------------------------------------------------------------------------------------------------------------------------------
       7.  PREPAID  EXPENSES                                            $      170,636       $      128,667        $       74,247
---------------------------------------------------------------------------------------------------------------------------------
       8.  OTHER  (ATTACH  LIST)                     $ 21,367,511        ($352,550,096)       ($352,226,137)        ($351,815,032)
---------------------------------------------------------------------------------------------------------------------------------
       9.  TOTAL  CURRENT  ASSETS                    $ 50,843,609        ($321,767,348)       ($322,107,497)        ($322,203,171)
---------------------------------------------------------------------------------------------------------------------------------
      10.  PROPERTY,  PLANT  &  EQUIPMENT            $474,988,760       $  520,767,098       $  520,767,098        $  520,767,098
---------------------------------------------------------------------------------------------------------------------------------
      11.  LESS:  ACCUMULATED
           DEPRECIATION / DEPLETION                                     $  439,236,027       $  439,236,027        $  439,236,027
---------------------------------------------------------------------------------------------------------------------------------
      12.  NET  PROPERTY,  PLANT  &
           EQUIPMENT                                 $474,988,760       $   81,531,071       $   81,531,071        $   81,531,071
---------------------------------------------------------------------------------------------------------------------------------
      13.  DUE FROM INSIDERS                                            $            0       $            0        $            0
---------------------------------------------------------------------------------------------------------------------------------
      14.  OTHER  ASSETS  -  NET  OF
           AMORTIZATION  (ATTACH  LIST)                                 $            0       $            0        $            0
---------------------------------------------------------------------------------------------------------------------------------
      15.  OTHER (ATTACH LIST)                                          $            0       $            0        $            0
---------------------------------------------------------------------------------------------------------------------------------
      16.  TOTAL ASSETS                              $525,832,369        ($240,236,277)       ($240,576,426)        ($240,672,100)
---------------------------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
      17.  ACCOUNTS  PAYABLE                                            $       66,785       $      251,594        $       68,694
---------------------------------------------------------------------------------------------------------------------------------
      18.  TAXES  PAYABLE                                               $            0       $            0        $            0
---------------------------------------------------------------------------------------------------------------------------------
      19.  NOTES  PAYABLE                                               $            0       $            0        $            0
---------------------------------------------------------------------------------------------------------------------------------
      20.  PROFESSIONAL  FEES                                           $            0       $            0        $            0
---------------------------------------------------------------------------------------------------------------------------------
      21.  SECURED  DEBT                                                $            0       $            0        $            0
---------------------------------------------------------------------------------------------------------------------------------
      22.  OTHER  (ATTACH  LIST)                                         ($149,093,374)       ($149,012,641)        ($148,956,543)
---------------------------------------------------------------------------------------------------------------------------------
      23.  TOTAL  POSTPETITION
           LIABILITIES                                                   ($149,026,589)       ($148,761,047)        ($148,887,849)
---------------------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
      24.  SECURED  DEBT                             $ 23,187,921       $   22,202,570       $   22,200,930        $   22,199,290
---------------------------------------------------------------------------------------------------------------------------------
      25.  PRIORITY  DEBT                            $  4,672,323       $            0       $            0        $            0
---------------------------------------------------------------------------------------------------------------------------------
      26.  UNSECURED  DEBT                           $392,188,633       $   17,609,757       $   16,882,764        $   16,874,368
---------------------------------------------------------------------------------------------------------------------------------
      27.  OTHER (ATTACH LIST)                                          $   75,977,338       $   75,979,180        $   75,981,394
---------------------------------------------------------------------------------------------------------------------------------
      28.  TOTAL  PREPETITION  LIABILITIES           $420,048,877       $  115,789,665       $  115,062,874        $  115,055,052
---------------------------------------------------------------------------------------------------------------------------------
      29.  TOTAL LIABILITIES                         $420,048,877         ($33,236,924)        ($33,698,173)         ($33,832,797)
---------------------------------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------------------------------
      30.  PREPETITION  OWNERS'  EQUITY                                 $   16,327,446       $   16,327,446        $   16,327,446
---------------------------------------------------------------------------------------------------------------------------------
      31.  POSTPETITION  CUMULATIVE
           PROFIT  OR  (LOSS)                                            ($223,326,799)       ($223,205,699)        ($223,166,749)
---------------------------------------------------------------------------------------------------------------------------------
      32.  DIRECT  CHARGES  TO  EQUITY
           (ATTACH  EXPLANATION)
---------------------------------------------------------------------------------------------------------------------------------
      33.  TOTAL  EQUITY                             $          0        ($206,999,353)       ($206,878,253)        ($206,839,303)
---------------------------------------------------------------------------------------------------------------------------------
      34.  TOTAL  LIABILITIES  &
           OWNERS'  EQUITY                           $420,048,877        ($240,236,277)       ($240,576,426)        ($240,672,100)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                    Monthly Operating Report
-----------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.                                              ACCRUAL BASIS-2
-----------------------------------------------
-----------------------------------------------
CASE  NUMBER: 400-42144                                                                 02/13/95, RWD, 2/96
-----------------------------------------------

INCOME STATEMENT

                                                         MONTH                MONTH                 MONTH              QUARTER
                                                   ------------------------------------------------------------
REVENUES                                               April 2001            May 2001             June 2001             TOTAL
----------------------------------------------------------------------------------------------------------------------------------
    1.  GROSS  REVENUES                                    $  45,920            $   23,660            $  36,680         $  106,260
----------------------------------------------------------------------------------------------------------------------------------
    2.  LESS:  RETURNS & DISCOUNTS                         $       0            $        0            $       0         $        0
----------------------------------------------------------------------------------------------------------------------------------
    3.  NET  REVENUE                                       $  45,920            $   23,660            $  36,680         $  106,260
----------------------------------------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
----------------------------------------------------------------------------------------------------------------------------------
    4.  MATERIAL                                           $       0            $        0            $       0         $        0
----------------------------------------------------------------------------------------------------------------------------------
    5.  DIRECT  LABOR                                      $       0            $        0            $       0         $        0
----------------------------------------------------------------------------------------------------------------------------------
    6.  DIRECT  OVERHEAD                                   $       0            $        0            $       0         $        0
----------------------------------------------------------------------------------------------------------------------------------
    7.  TOTAL  COST  OF  GOODS  SOLD                       $       0            $        0            $       0         $        0
----------------------------------------------------------------------------------------------------------------------------------
    8.  GROSS  PROFIT                                      $  45,920            $   23,660            $  36,680         $  106,260
----------------------------------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
    9.  OFFICER / INSIDER  COMPENSATION                    $       0            $        0            $       0         $        0
----------------------------------------------------------------------------------------------------------------------------------
   10.  SELLING  &  MARKETING                              $       0            $        0            $       0         $        0
----------------------------------------------------------------------------------------------------------------------------------
   11.  GENERAL & ADMINISTRATIVE                           $  20,048             ($148,251)           $  10,947          ($117,256)
----------------------------------------------------------------------------------------------------------------------------------
   12.  RENT  &  LEASE                                     $       0            $        0            $       0         $        0
----------------------------------------------------------------------------------------------------------------------------------
   13.  OTHER (ATTACH LIST)                                $       0            $        0            $       0         $        0
----------------------------------------------------------------------------------------------------------------------------------
   14.  TOTAL  OPERATING  EXPENSES                         $  20,048             ($148,251)           $  10,947          ($117,256)
----------------------------------------------------------------------------------------------------------------------------------
   15.  INCOME  BEFORE  NON-OPERATING
        INCOME & EXPENSE                                   $  25,872            $  171,911            $  25,733         $  223,516
----------------------------------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
   16.  NON-OPERATING INCOME (ATT.  LIST)                  $       0            $        0            $       0         $        0
----------------------------------------------------------------------------------------------------------------------------------
   17.  NON-OPERATING EXPENSE (ATT.  LIST)                 $       0            $        0            $       0         $        0
----------------------------------------------------------------------------------------------------------------------------------
   18.  INTEREST  EXPENSE                                  $     165            $       94            $      83         $      342
----------------------------------------------------------------------------------------------------------------------------------
   19.  DEPRECIATION / DEPLETION                           $       0            $        0            $       0         $        0
----------------------------------------------------------------------------------------------------------------------------------
   20.  AMORTIZATION                                       $   7,942            $    7,942            $   7,942         $   23,826
----------------------------------------------------------------------------------------------------------------------------------
   21.  OTHER (ATTACH LIST)                                 ($76,827)             ($75,467)            ($67,205)         ($219,499)
----------------------------------------------------------------------------------------------------------------------------------
   22.  NET  OTHER INCOME & EXPENSES                        ($68,720)             ($67,431)            ($59,180)         ($195,331)
----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
   23.  PROFESSIONAL  FEES                                 $  71,778            $   37,508            $  19,746         $  129,032
----------------------------------------------------------------------------------------------------------------------------------
   24.  U.S.  TRUSTEE  FEES                                $       0            $        0            $     250         $      250
----------------------------------------------------------------------------------------------------------------------------------
   25.  OTHER (ATTACH LIST)                                $       0            $        0            $       0         $        0
----------------------------------------------------------------------------------------------------------------------------------
   26.  TOTAL  REORGANIZATION  EXPENSES                    $  71,778            $   37,508            $  19,996         $  129,282
----------------------------------------------------------------------------------------------------------------------------------
   27.  INCOME  TAX                                        $   9,125            $   80,734            $  25,967         $  115,826
----------------------------------------------------------------------------------------------------------------------------------
   28.  NET  PROFIT  (LOSS)                                $  13,689            $  121,100            $  38,950         $  173,739
----------------------------------------------------------------------------------------------------------------------------------

                                                                                    Monthly Operating Report
-----------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.                                              ACCRUAL BASIS-3
-----------------------------------------------
-----------------------------------------------
CASE  NUMBER: 400-42144                                                                02/13/95, RWD, 2/96
-----------------------------------------------

CASH  RECEIPTS  AND                                   MONTH               MONTH               MONTH              QUARTER
                                                ---------------------------------------------------------
DISBURSEMENTS                                      April 2001           May 2001            June 2001             TOTAL
-----------------------------------------------------------------------------------------------------------------------------
    1.  CASH - BEGINNING  OF  MONTH                    $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
    2.  CASH  SALES                                    $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
-----------------------------------------------------------------------------------------------------------------------------
    3.  PREPETITION                                    $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
    4.  POSTPETITION                                   $  21,000            $  16,000          $   26,000          $   63,000
-----------------------------------------------------------------------------------------------------------------------------
    5.  TOTAL  OPERATING  RECEIPTS                     $  21,000            $  16,000          $   26,000          $   63,000
-----------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-----------------------------------------------------------------------------------------------------------------------------
    6.  LOANS  &  ADVANCES  (ATTACH  LIST)             $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
    7.  SALE  OF  ASSETS                               $       0            $  67,500          $  382,500          $  450,000
-----------------------------------------------------------------------------------------------------------------------------
    8.  OTHER  (ATTACH  LIST)                           ($21,000)            ($83,500)          ($408,500)          ($513,000)
-----------------------------------------------------------------------------------------------------------------------------
    9.  TOTAL  NON-OPERATING  RECEIPTS                  ($21,000)            ($16,000)           ($26,000)           ($63,000)
-----------------------------------------------------------------------------------------------------------------------------
   10.  TOTAL  RECEIPTS                                $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
   11.  TOTAL  CASH  AVAILABLE                         $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------------------
   12.  NET  PAYROLL                                   $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
   13.  PAYROLL TAXES PAID                             $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
   14.  SALES,  USE  &  OTHER  TAXES  PAID             $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
   15.  SECURED / RENTAL / LEASES                      $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
   16.  UTILITIES                                      $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
   17.  INSURANCE                                      $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
   18.  INVENTORY  PURCHASES                           $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
   19.  VEHICLE  EXPENSES                              $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
   20.  TRAVEL                                         $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
   21.  ENTERTAINMENT                                  $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
   22.  REPAIRS  &  MAINTENANCE                        $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
   23.  SUPPLIES                                       $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
   24.  ADVERTISING                                    $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
   25.  OTHER  (ATTACH  LIST)                          $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
   26.  TOTAL  OPERATING  DISBURSEMENTS                $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
   27.  PROFESSIONAL  FEES                             $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
   28.  U.S.  TRUSTEE  FEES                            $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
   29.  OTHER  (ATTACH  LIST)                          $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
   30.  TOTAL  REORGANIZATION  EXPENSES                $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
   31.  TOTAL  DISBURSEMENTS                           $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
   32.  NET  CASH  FLOW                                $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------
   33.  CASH - END OF MONTH                            $       0            $       0          $        0          $        0
-----------------------------------------------------------------------------------------------------------------------------

                                                                                    Monthly Operating Report
-----------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.                                              ACCRUAL BASIS-4
-----------------------------------------------
-----------------------------------------------
CASE  NUMBER: 400-42144                                                                02/13/95, RWD, 2/96
-----------------------------------------------

                                                         SCHEDULE       MONTH          MONTH        MONTH
                                                                   ---------------------------------------
ACCOUNTS  RECEIVABLE AGING                               AMOUNT      April 2001     May 2001     June 2001
----------------------------------------------------------------------------------------------------------
1.       0-30                                                           ($16,000)    ($11,000)    ($16,000)
----------------------------------------------------------------------------------------------------------
2.       31-60                                                        $      112      $     0   $        0
----------------------------------------------------------------------------------------------------------
3.       61-90                                                           ($1,825)  $      112   $        0
----------------------------------------------------------------------------------------------------------
4.       91+                                                          $7,294,782   $7,291,842   $7,247,396
----------------------------------------------------------------------------------------------------------
5.       TOTAL  ACCOUNTS  RECEIVABLE                       $    0     $7,277,069   $7,280,954   $7,231,396
----------------------------------------------------------------------------------------------------------
6.       AMOUNT  CONSIDERED  UNCOLLECTIBLE                            $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------
7.       ACCOUNTS  RECEIVABLE  (NET)                       $    0     $7,277,069   $7,280,954   $7,231,396
----------------------------------------------------------------------------------------------------------

AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                             MONTH:   June 2001
                                                                                --------------------------

                                                0-30        31-60       61-90               91+
TAXES  PAYABLE                                  DAYS        DAYS         DAYS              DAYS     TOTAL
----------------------------------------------------------------------------------------------------------
1.       FEDERAL                               $    0      $    0     $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------
2.       STATE                                 $    0      $    0     $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------
3.       LOCAL                                 $    0      $    0     $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------
4.       OTHER (ATTACH LIST)                   $    0      $    0     $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------
5.       TOTAL  TAXES  PAYABLE                 $    0      $    0     $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------
6.       ACCOUNTS  PAYABLE                     $4,258      $  140     $       62   $   64,234   $   68,694
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
STATUS  OF  POSTPETITION  TAXES                                           MONTH:   June 2001
                                                                                --------------------------

                                                       BEGINNING      AMOUNT                      ENDING
                                                         TAX      WITHHELD AND/     AMOUNT        TAX
FEDERAL                                                LIABILITY*   0R  ACCRUED       PAID      LIABILITY
----------------------------------------------------------------------------------------------------------
1.       WITHHOLDING**                                     $    0     $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------
2.       FICA-EMPLOYEE**                                   $    0     $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------
3.       FICA-EMPLOYER**                                   $    0     $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------
4.       UNEMPLOYMENT                                      $    0     $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------
5.       INCOME                                            $    0     $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------
6.       OTHER (ATTACH LIST)                               $    0     $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------
7.       TOTAL  FEDERAL  TAXES                             $    0     $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
----------------------------------------------------------------------------------------------------------
8.       WITHHOLDING                                       $    0     $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------
9.       SALES                                             $    0     $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------
10.      EXCISE                                            $    0     $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------
11.      UNEMPLOYMENT                                      $    0     $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------
12.      REAL  PROPERTY                                    $    0     $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------
13.      PERSONAL  PROPERTY                                $    0     $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------
14.      OTHER (ATTACH LIST)                               $    0     $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------
15.      TOTAL  STATE  &  LOCAL                            $    0     $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------
16.      TOTAL  TAXES                                      $    0     $        0   $        0   $        0
----------------------------------------------------------------------------------------------------------


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.


                                                                                                 Monthly Operating Report
----------------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.                                                          ACCRUAL BASIS-5
----------------------------------------------------
----------------------------------------------------
CASE  NUMBER: 400-42144                                                                            02/13/95, RWD, 2/96
-----------------------------------------------------

The  debtor  in  possession  must  complete  the  reconciliation  below  for  each  bank  account, including  all  general,  payroll  and  tax  accounts,  as  well  as  all  savings  and  investment accounts,  money  market  accounts,  certificates  of  deposit,  government obligations, etc.
Accounts  with  restricted  funds should be identified  by  placing  an  asterisk next to the account  number.  Attach  additional  sheets  if  necessary.

                                                                                   MONTH:  June 2001
                                                                                         -------------------------------------------


BANK RECONCILIATIONS                                 Account #1      Account #2      Account #3
-----------------------------------------------------------------------------------------------------------
A.         BANK:                                     Bank One     Bank One     Bank One
-------------------------------------------------------------------------------------------------
B.         ACCOUNT  NUMBER:                        1559691322   1559691330     9320014690           TOTAL
-------------------------------------------------------------------------------------------------
C.         PURPOSE  (TYPE):                         Deposit       Payroll   Health Insurance
-----------------------------------------------------------------------------------------------------------
1.         BALANCE  PER  BANK  STATEMENT                $         0  $         0       $         0       $0
-----------------------------------------------------------------------------------------------------------
2.         ADD:  TOTAL  DEPOSITS  NOT  CREDITED         $         0  $         0       $         0       $0
-----------------------------------------------------------------------------------------------------------
3.         SUBTRACT:  OUTSTANDING  CHECKS               $         0  $         0       $         0       $0
-----------------------------------------------------------------------------------------------------------
4.         OTHER  RECONCILING  ITEMS                    $         0  $         0       $         0       $0
-----------------------------------------------------------------------------------------------------------
5.         MONTH  END  BALANCE  PER  BOOKS              $         0  $         0       $         0       $0
-----------------------------------------------------------------------------------------------------------
6.         NUMBER  OF  LAST  CHECK  WRITTEN      N/A - Lockbox only  No activity   Account closed
-----------------------------------------------------------------------------------------------------------



INVESTMENT ACCOUNTS
-----------------------------------------------
                                                      DATE OF          TYPE OF        PURCHASE      CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                       PURCHASE       INSTRUMENT        PRICE         VALUE
-----------------------------------------------------------------------------------------------------------
7.         N/A
-----------------------------------------------------------------------------------------------------------
8.         N/A
-----------------------------------------------------------------------------------------------------------
9.         N/A
-----------------------------------------------------------------------------------------------------------
10.        N/A
-----------------------------------------------------------------------------------------------------------
11.        TOTAL  INVESTMENTS                                                          $         0       $0
-----------------------------------------------------------------------------------------------------------


CASH
-----------------------------------------------

12.        CURRENCY ON HAND                                                                              $0
-----------------------------------------------------------------------------------------------------------

13.        TOTAL  CASH  -  END  OF MONTH                                                                 $0
-----------------------------------------------------------------------------------------------------------

                                                                            Monthly Operating Report
-----------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.                                     ACCRUAL BASIS-6
-----------------------------------------------
-----------------------------------------------
CASE  NUMBER: 400-42144                                                       02/13/95, RWD, 2/96
-----------------------------------------------
                                                                               MONTH:       June 2001
                                                                               --------------------------------

PAYMENTS TO INSIDERS AND  PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS
(AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO
PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION
PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR
ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                     INSIDERS
----------------------------------------------------------------------------------
                                  TYPE  OF             AMOUNT         TOTAL PAID
     NAME                          PAYMENT              PAID           TO DATE
----------------------------------------------------------------------------------
1.   Pete Sanderlin         Salary                          $    0         $17,200
----------------------------------------------------------------------------------
2.   Tom Mealie             Salary                          $    0         $17,200
----------------------------------------------------------------------------------
3.   N/A
----------------------------------------------------------------------------------
4.   N/A
----------------------------------------------------------------------------------
5.   N/A
----------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  INSIDERS                                           $    0         $34,400
----------------------------------------------------------------------------------


                                                      PROFESSIONALS
--------------------------------------------------------------------------------------------------------------------------
                               DATE  OF  COURT                                                               TOTAL
                             ORDER  AUTHORIZING        AMOUNT           AMOUNT        TOTAL  PAID          INCURRED
     NAME                          PAYMENT            APPROVED           PAID          TO  DATE           & UNPAID *
--------------------------------------------------------------------------------------------------------------------------
1.   N/A
--------------------------------------------------------------------------------------------------------------------------
2.   N/A
--------------------------------------------------------------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  PROFESSIONALS                                      $    0         $     0             $  0                     $0
--------------------------------------------------------------------------------------------------------------------------

*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
PROTECTION PAYMENTS


                                                      SCHEDULED        AMOUNTS
                                                       MONTHLY           PAID             TOTAL
                                                      PAYMENTS          DURING            UNPAID
                NAME OF CREDITOR                         DUE            MONTH          POSTPETITION
---------------------------------------------------------------------------------------------------
1.   GE Capital                                         $  855         $   855                 $  0
---------------------------------------------------------------------------------------------------
2.   GE Capital                                         $  784         $   784                 $784
---------------------------------------------------------------------------------------------------
3.   GE Capital                                    varies              $     0                 $  0
---------------------------------------------------------------------------------------------------
4.   N/A                                                               $     0                 $  0
---------------------------------------------------------------------------------------------------
5.   N/A                                                                                       $  0
---------------------------------------------------------------------------------------------------
6    TOTAL                                              $1,639         $ 1,639                 $784
---------------------------------------------------------------------------------------------------

                                                                            Monthly Operating Report
-----------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.                                     ACCRUAL BASIS-7
-----------------------------------------------
-----------------------------------------------
CASE  NUMBER: 400-42144                                                       02/13/95, RWD, 2/96
-----------------------------------------------
                                                                              MONTH:  June 2001
                                                                                    ----------------------
QUESTIONNAIRE

                                                                                                       YES          NO
----------------------------------------------------------------------------------------------------------------------------
1.      HAVE  ANY  ASSETS  BEEN SOLD  OR  TRANSFERRED OUTSIDE
        THE  NORMAL  COURSE  OF BUSINESS  THIS REPORTING  PERIOD?                                                  X
----------------------------------------------------------------------------------------------------------------------------
2.      HAVE  ANY  FUNDS  BEEN DISBURSED  FROM  ANY ACCOUNT
        OTHER  THAN  A  DEBTOR IN  POSSESSION  ACCOUNT?                                                            X
----------------------------------------------------------------------------------------------------------------------------
3.      ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE  FROM RELATED PARTIES?                                                                 X
----------------------------------------------------------------------------------------------------------------------------
4.      HAVE  ANY  PAYMENTS BEEN  MADE  ON PREPETITION  LIABILITIES
        THIS REPORTING PERIOD?                                                                            X
----------------------------------------------------------------------------------------------------------------------------
5.      HAVE  ANY  POSTPETITION LOANS  BEEN  RECEIVED BY
        THE DEBTOR FROM ANY PARTY?                                                                                 X
----------------------------------------------------------------------------------------------------------------------------
6.      ARE  ANY  POSTPETITION PAYROLL  TAXES  PAST DUE?                                                           X
----------------------------------------------------------------------------------------------------------------------------
7.      ARE  ANY  POSTPETITION STATE  OR  FEDERAL INCOME  TAXES PAST  DUE?                                         X
----------------------------------------------------------------------------------------------------------------------------
8.      ARE  ANY  POSTPETITION REAL  ESTATE  TAXES PAST  DUE?                                                      X
----------------------------------------------------------------------------------------------------------------------------
9.      ARE  ANY OTHER POSTPETITION  TAXES PAST  DUE?                                                              X
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10.     ARE  ANY  AMOUNTS  OWED TO  POSTPETITION CREDITORS DELINQUENT?                                             X
----------------------------------------------------------------------------------------------------------------------------
11.     HAVE  ANY  PREPETITION TAXES  BEEN  PAID DURING  THE
        REPORTING PERIOD?                                                                                          X
----------------------------------------------------------------------------------------------------------------------------
12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                                            X
----------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled upon acceptance/rejection of leases.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Item 4 - In June GE Capital was paid for debt outstanding as equipment was located and used in operations.
-------------------------------------------------------------------------------
Item 3 - The company currently has a note for $3 mm due from Kalitta Air, owned by Connie Kalitta, for the purchase of a Boeing 747 in 11/01.

INSURANCE

                                                                                                         YES          NO
1.      ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                                         X
-------------------------------------------------------------------------------------------------------------------------------
2.      ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                                      X
-------------------------------------------------------------------------------------------------------------------------------
3.      PLEASE  ITEMIZE POLICIES  BELOW.
-------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

                                      INSTALLMENT PAYMENTS
----------------------------------------------------------------------------------------------------------
             TYPE  OF                                                                       PAYMENT AMOUNT
              POLICY             CARRIER                          PERIOD COVERED             & FREQUENCY
----------------------------------------------------------------------------------------------------------
       See Kitty Hawk, Inc. Case #400-42141
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

-------------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.                             FOOTNOTES SUPPLEMENT
-------------------------------------------------
-------------------------------------------------
CASE  NUMBER: 400-42144                                                 ACCRUAL BASIS
-------------------------------------------------
                                                             MONTH:         June 2001
                                                                   --------------------------

     ACCRUAL BASIS
      FORM NUMBER      LINE NUMBER                                 FOOTNOTE/EXPLANATION
-----------------------------------------------------------------------------------------------------------
          6                               All Professional fees related to the Reorganization of the
                                            Company are disbursed out of Kitty Hawk, Inc. (Parent
                                            Company). Refer to Case # 400-42141
 -----------------------------------------------------------------------------------------------------------
          7                               All insurance plans related to the Company are carried
                                            at Kitty Hawk, Inc. (Parent Company). Refer to Case # 400-42141.
-----------------------------------------------------------------------------------------------------------
        General                           This operation closed in May of 2000. Costs incurred during
                                            April 2001 consisted of costs associated with shut down
                                            procedures and maintaining collateral.
 -----------------------------------------------------------------------------------------------------------
          3                8              All cash received into the Company cash accounts is swept
                                            each night to Kitty Hawk, Inc. Master Account (see
                                            Case #400-42141).
-----------------------------------------------------------------------------------------------------------

          3               31              All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc.
                                            controlled disbursement account.
-----------------------------------------------------------------------------------------------------------
          4                6              All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
                                            are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
-----------------------------------------------------------------------------------------------------------
          3               28              All payments are made by Kitty Hawk, Inc. (Case #400-42141)
-----------------------------------------------------------------------------------------------------------
          6            General            The monthly GE Capital payments in the last year of the
                                            scheduled payments are significantly less than payments
                                            previously made.
-----------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items


ACCRUALS BASIS-1                                     June 2001



8.   OTHER (ATTACH LIST)                           $(351,815,032)  Reported
                                                   -------------
         Intercompany Receivables                   (366,951,630)
         A/R Senior Noteholders                          773,377
         A/R 401(k) Loan                                  (4,535)
         A/R Insurance                                   133,954
         A/R Auction Proceeds                             15,540
         A/R Aging Reconciling item                       67,999
         Deferred Taxes                               13,097,746
         Loan Org Costs                                   47,652
         Deposits - Aircraft                             360,971
         Deposits - Rent                                 218,828
         Security Deposit                                425,066
                                                   -------------
                                                    (351,815,032)  Detail
                                                   -------------
                                                               -   Difference


22.  OTHER (ATTACH LIST)                           $(148,956,543)  Reported
                                                   -------------
         Accrued income taxes                       (148,777,820)
         Accrued Misc                                   (190,223)
         Accrued Fuel                                     11,500
                                                   -------------
                                                    (148,956,543)  Detail
                                                   -------------
                                                               -   Difference


27.  OTHER (ATTACH LIST)                           $  75,981,394   Reported
                                                   -------------
         Deferred Taxes                               87,246,212
         Accrued Taxes payable                       (18,954,646)
         Aircraft Maintenance Reserves                         -
         Accrued Fuel expenses                         5,403,028
         Prepaid Fuel                                 (5,661,963)
         Accrued Salaries/Vacation/Employee Benefits   4,075,349
         Uncleared 4/28/00 Payroll Checks                 66,601
         A/P Other/Accrued/Unrecorded                   (275,816)
         Purchase reserves                             1,762,176
         Accrued Landing fees/parking/cargo fees       1,646,149
         Various accrued taxes                         1,313,200
         Other Misc accruals                            (638,896)

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items
                                                   --------------
                                                       75,981,394  Detail
                                                   --------------
                                                                -  Difference


ACCRUAL BASIS-2
21.  NON-OPERATING INCOME (ATT. LIST)                    ($67,205) Reported
         Interest income on restricted cash        --------------
           investments                                    (67,205)

                                                   --------------
                                                          (67,205) Detail
                                                   --------------
                                                                -  Difference


ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                 (408,500) Reported
                                                   --------------
                                                                -
         Transfer to Inc - all money sweeps              (408,500)
                                                   --------------
           to KH Inc. Case #400-42141                    (408,500) Detail
                                                   --------------
                                                                -  Difference